Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2015
Acquisitions and Divestitures

Note 2

Acquisitions and Divestitures

Wireless

Wireless Transaction

On September 2, 2013, Verizon entered into a stock purchase agreement (the Stock Purchase Agreement) with Vodafone Group Plc (Vodafone) and Vodafone 4 Limited (Seller), pursuant to which Verizon agreed to acquire Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the Partnership, and such interest, the Vodafone Interest) for aggregate consideration of approximately $130 billion.

On February 21, 2014, pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement, Verizon acquired (the Wireless Transaction) from Seller all of the issued and outstanding capital stock (the Transferred Shares) of Vodafone Americas Finance 1 Inc., a subsidiary of Seller (VF1 Inc.), which indirectly through certain subsidiaries (together with VF1 Inc., the Purchased Entities) owned the Vodafone Interest. In consideration for the Transferred Shares, upon completion of the Wireless Transaction, Verizon (i) paid approximately $58.89 billion in cash, (ii) issued approximately 1.27 billion shares of Verizon’s common stock, par value $0.10 per share (the Stock Consideration), which was valued at approximately $61.3 billion at the closing of the Wireless Transaction, (iii) issued senior unsecured Verizon notes in an aggregate principal amount of $5.0 billion (the Verizon Notes), (iv) sold Verizon’s indirectly owned 23.1% interest in Vodafone Omnitel N.V. (Omnitel, and such interest, the Omnitel Interest), valued at $3.5 billion and (v) provided other consideration, which included the assumption of preferred stock valued at approximately $1.7 billion. The total cash paid to Vodafone and the other costs of the Wireless Transaction, including financing, legal and bank fees, were financed through the incurrence of third-party indebtedness. See Note 7 for additional information.

In accordance with the accounting standard on consolidation, a change in a parent’s ownership interest while the parent retains a controlling financial interest in its subsidiary is accounted for as an equity transaction and remeasurement of assets and liabilities of previously controlled and consolidated subsidiaries is not permitted. As a result, we accounted for the Wireless Transaction by adjusting the carrying amount of the noncontrolling interest to reflect the change in Verizon’s ownership interest in the Partnership. Any difference between the fair value of the consideration paid and the amount by which the noncontrolling interest is adjusted has been recognized in equity attributable to Verizon.

Omnitel Transaction

On February 21, 2014, Verizon and Vodafone also consummated the sale of the Omnitel Interest (the Omnitel Transaction) by a subsidiary of Verizon to a subsidiary of Vodafone in connection with the Wireless Transaction pursuant to a separate share purchase agreement. As a result, during 2014, we recognized a pre-tax gain of $1.9 billion on the disposal of the Omnitel interest in Equity in (losses) earnings of unconsolidated businesses on our consolidated statement of income.

Verizon Notes (Non-Cash Transaction)

The Verizon Notes were issued pursuant to Verizon’s existing indenture. The Verizon Notes were issued in two separate series, with $2.5 billion due February 21, 2022 (the eight-year Verizon Notes) and $2.5 billion due February 21, 2025 (the eleven-year Verizon Notes). The Verizon Notes bear interest at a floating rate, which will be reset quarterly, with interest payable quarterly in arrears, beginning May 21, 2014. The eight-year Verizon notes bear interest at a floating rate equal to three-month London Interbank Offered Rate (LIBOR), plus 1.222%, and the eleven-year Verizon notes bear interest at a floating rate equal to three-month LIBOR, plus 1.372%. The indenture that governs the Verizon Notes contains certain negative covenants, including a negative pledge covenant and a merger or similar transaction covenant, affirmative covenants and events of default that are customary for companies maintaining an investment grade credit rating. An event of default for either series of the Verizon Notes may result in acceleration of the entire principal amount of all debt securities of that series. Beginning two years after the closing of the Wireless Transaction, Verizon may redeem all or any portion of the outstanding Verizon Notes held by Vodafone or any of its affiliates for a redemption price of 100% of the principal amount plus accrued and unpaid interest. The Verizon Notes may only be transferred by Vodafone to third parties in specified amounts during specified periods, commencing January 1, 2017. Any Verizon Notes held by third parties will not be redeemable by Verizon prior to their maturity dates. Verizon has agreed to file a registration statement with respect to the Verizon Notes at least three months prior to the Verizon Notes becoming transferable.

Other Consideration (Non-Cash Transaction)

Included in the other consideration provided to Vodafone is the indirect assumption of long-term obligations with respect to 5.143% Class D and Class E cumulative preferred stock (Preferred Stock) issued by one of the Purchased Entities. Both the Class D shares (825,000 shares outstanding) and Class E shares (825,000 shares outstanding) are mandatorily redeemable in April 2020 at $1,000 per share plus any accrued and unpaid dividends. Dividends accrue at 5.143% per annum and will be treated as interest expense. Both the Class D and Class E shares have been classified as liability instruments and were recorded at fair value as determined at the closing of the Wireless Transaction.

Deferred Tax Liabilities

Certain deferred taxes directly attributable to the Wireless Transaction have been calculated based on an analysis of taxes attributable to the difference between the tax basis of the investment in the noncontrolling interest that is assumed compared to Verizon’s book basis. As a result, Verizon recorded a deferred tax liability of approximately $13.5 billion.

Spectrum License Transactions

Since 2013, we have entered into several strategic spectrum transactions including:

•

During the first quarter of 2013, we completed license exchange transactions with T-Mobile License LLC and Cricket License Company, LLC, a subsidiary of Leap Wireless, to exchange certain Advanced Wireless Services (AWS) licenses. These non-cash exchanges included a number of intra-market swaps that we expect will enable Verizon Wireless to make more efficient use of the AWS band. As a result of these exchanges, we received an aggregate $0.5 billion of AWS licenses at fair value and recorded an immaterial gain.

•

During the third quarter of 2013, after receiving the required regulatory approvals, Verizon Wireless sold 39 lower 700 MHz B block spectrum licenses to AT&T Inc. (AT&T) in exchange for a payment of $1.9 billion and the transfer by AT&T to Verizon Wireless of AWS (10 MHz) licenses in certain markets in the western United States. Verizon Wireless also sold certain lower 700 MHz B block spectrum licenses to an investment firm for a payment of $0.2 billion. As a result, we received $0.5 billion of AWS licenses at fair value and we recorded a pre-tax gain of approximately $0.3 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2013.

•

During the second quarter of 2014, we completed license exchange transactions with T-Mobile USA, Inc. (T-Mobile USA) to exchange certain AWS and Personal Communication Services (PCS) licenses. The exchange included a number of swaps that we expect will result in more efficient use of the AWS and PCS bands. As a result of these exchanges, we received $0.9 billion of AWS and PCS spectrum licenses at fair value and we recorded an immaterial gain.

•

During the second quarter of 2014, we completed transactions pursuant to two additional agreements with T-Mobile USA with respect to our remaining 700 MHz A block spectrum licenses. Under one agreement, we sold certain of these licenses to T-Mobile USA in exchange for cash consideration of approximately $2.4 billion, and under the second agreement we exchanged the remainder of our 700 MHz A block spectrum licenses as well as AWS and PCS spectrum licenses for AWS and PCS spectrum licenses. As a result, we received $1.6 billion of AWS and PCS spectrum licenses at fair value and we recorded a pre-tax gain of approximately $0.7 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2014.

•

During the third quarter of 2014, we entered into a license exchange agreement with affiliates of AT&T to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in January 2015 at which time we recorded an immaterial gain.

•

On January 29, 2015, the FCC completed an auction of 65 MHz of spectrum, which it identified as the AWS-3 band. Verizon participated in that auction and was the high bidder on 181 spectrum licenses, for which we paid cash of approximately $10.4 billion. During the fourth quarter of 2014, we made a deposit of $0.9 billion related to our participation in this auction which is classified within Other, net investing activities on our consolidated statement of cash flows for the year ended December 31, 2014. During the first quarter of 2015, we submitted an application to the FCC and paid $9.5 billion to the FCC to complete payment for these licenses. The cash payment of $9.5 billion is classified within Acquisitions of wireless licenses on our consolidated statement of cash flows for the year ended December 31, 2015. On April 8, 2015, the FCC granted us these spectrum licenses.

•

During the fourth quarter of 2015, we completed a license exchange transaction with an affiliate of T-Mobile USA to exchange certain AWS and PCS spectrum licenses. As a result we received $0.4 billion of AWS and PCS spectrum licenses at fair value and recorded a pre-tax gain of approximately $0.3 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2015.

•

During the fourth quarter of 2015, we entered into a license exchange agreement with affiliates of AT&T to exchange certain AWS and PCS spectrum licenses. This non-cash exchange is expected to be completed during the first quarter of 2016 and we expect to record an immaterial gain.

•

During the first quarter of 2016, we entered into a license exchange agreement with affiliates of Sprint Corporation, which provides for the exchange of certain AWS and PCS spectrum licenses. This non-cash exchange is expected to be completed in the second quarter of 2016 and we expect to record an immaterial gain.

Tower Monetization Transaction

During March 2015, we completed a transaction with American Tower Corporation (American Tower) pursuant to which American Tower acquired the exclusive rights to lease and operate approximately 11,300 of our wireless towers for an upfront payment of $5.0 billion. Under the terms of the leases, American Tower has exclusive rights to lease and operate the towers over an average term of approximately 28 years. As the leases expire, American Tower has fixed-price purchase options to acquire these towers based on their anticipated fair market values at the end of the lease terms. As part of this transaction, we also sold 162 towers for $0.1 billion. We have subleased capacity on the towers from American Tower for a minimum of 10 years at current market rates, with options to renew. The upfront payment, including the towers sold, which is primarily included within Other liabilities on our consolidated balance sheet, is accounted for as deferred rent and as a financing obligation. The $2.4 billion accounted for as deferred rent, which is presented within Other, net cash flows provided by operating activities, relates to the portion of the towers for which the right-of-use has passed to the tower operator. The $2.7 billion accounted for as a financing obligation, which is presented within Other, net cash flows used in financing activities, relates to the portion of the towers that we continue to occupy and use for network operations.

Other

During 2015, 2014 and 2013, we acquired various other wireless licenses and markets for cash consideration that was not significant. Additionally, during 2013, we obtained control of previously unconsolidated wireless partnerships, which were previously accounted for under the equity method and are now consolidated, which resulted in an immaterial gain. In 2013, we recorded $0.2 billion of goodwill as a result of these transactions.

Wireline

Access Line Sale

On February 5, 2015, we announced that we have entered into a definitive agreement with Frontier Communications Corporation (Frontier) pursuant to which Verizon will sell its local exchange business and related landline activities in California, Florida and Texas, including Fios Internet and video customers, switched and special access lines and high-speed Internet service and long distance voice accounts in these three states for approximately $10.5 billion (approximately $7.5 billion net of income taxes), subject to certain adjustments and including the assumption of $0.6 billion of indebtedness from Verizon by Frontier. The transaction, which includes the acquisition by Frontier of the equity interests of Verizon’s incumbent local exchange carriers (ILECs) in California, Florida and Texas, does not involve any assets or liabilities of Verizon Wireless. The assets and liabilities that will be sold are currently included in Verizon’s continuing operations and classified as assets held for sale and liabilities related to assets held for sale on our consolidated balance sheet as of December 31, 2015. For the years ended December 31, 2015 and 2014, these businesses generated approximately $5.4 billion of revenues, excluding revenues with affiliates, for each respective year and operating income of approximately $0.8 billion and an immaterial loss, respectively, based on the stand-alone financial results of the businesses. These amounts include direct expenses incurred of approximately $2.7 billion in each of the years ended December 31, 2015 and 2014 and (credits) charges related to pension and benefit actuarial valuation adjustments for these ILEC employees of $(0.2) billion and $0.6 billion for the years ended December 31, 2015 and 2014, respectively. The amounts also include indirect overhead expenses, which are a significant component of our cost structure. These stand-alone financial results also include approximately $1.0 billion of depreciation and amortization for the years ended December 31, 2015 and 2014, respectively. In our consolidated results, the depreciation and amortization of these ILEC assets ceased at the beginning of 2015 in accordance with the accounting model for assets held for sale. The transaction is subject to the satisfaction of certain closing conditions including, among others, receipt of federal approvals from the FCC and the antitrust authorities and state regulatory approvals. All federal and state regulatory approvals have been obtained. We expect this transaction to close at the end of the first quarter of 2016.

Based on the number of voice connections and Fios Internet and video subscribers, respectively, as of December 31, 2015, the transaction would result in Frontier acquiring approximately 3.4 million voice connections, 1.6 million Fios Internet subscribers, 1.2 million Fios video subscribers and the related ILEC businesses from Verizon. The operating results of these businesses, collectively, are included within our Wireline segment for all periods presented.

The following table summarizes the major classes of assets and liabilities of our local exchange and related landline activities in California, Florida and Texas which are classified as held for sale on our consolidated balance sheet as of December 31, 2015:

(dollars in millions)
Assets held for sale:
Accounts receivable	$435
Prepaid expense and other	58

Total current assets held for sale	493

Plant, property and equipment, net	8,884
Goodwill (Note 3)	1,328
Other assets	55

Total non-current assets held for sale	10,267

Total assets held for sale	$10,760

Liabilities related to assets held for sale:
Accounts payable and accrued liabilities	$256
Other current liabilities	207

Total current liabilities related to assets held for sale	463

Long-term debt	594
Employee benefit obligations	289
Other liabilities	76

Total non-current liabilities related to assets held for sale	959

Total liabilities related to assets held for sale	$1,422

Other

On July 1, 2014, we sold a non-strategic Wireline business that provides communications solutions to a variety of government agencies for net cash proceeds of $0.1 billion and recorded an immaterial gain.

During the fourth quarter of 2015, Verizon completed a sale of real estate for which we received total gross proceeds of $0.2 billion and recognized an immaterial deferred gain. The proceeds received as a result of this transaction have been classified within Cash flows used in investing activities on our consolidated statement of cash flows for the year ended December 31, 2015.

Other

Acquisition of AOL Inc.

On May 12, 2015, we entered into an Agreement and Plan of Merger (the Merger Agreement) with AOL Inc. (AOL) pursuant to which we commenced a tender offer to acquire all of the outstanding shares of common stock of AOL at a price of $50.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes.

On June 23, 2015, we completed the tender offer and merger, and AOL became a wholly-owned subsidiary of Verizon. The aggregate cash consideration paid by Verizon at the closing of these transactions was approximately $3.8 billion. Holders of approximately 6.6 million shares exercised appraisal rights under Delaware law. If they had not exercised these rights, Verizon would have paid an additional $330 million for such shares at the closing.

AOL is a leader in the digital content and advertising platform space. Verizon has been investing in emerging technology that taps into the market shift to digital content and advertising. AOL’s business model aligns with this approach, and we believe that its combination of owned and operated content properties plus a digital advertising platform enhances our ability to further develop future revenue streams.

The acquisition of AOL has been accounted for as a business combination. The identification of the assets acquired and liabilities assumed are finalized and we are in the process of finalizing our valuations for deferred taxes. These adjustments are not expected to have a material impact on our consolidated financial statements. The valuations will be finalized within 12 months following the close of the acquisition.

The fair values of the assets acquired and liabilities assumed were determined using the income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in Accounting Standards Codification (ASC) 820, other than long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of acquired technology and customer relationships. The income approach indicates value for an asset based on the present value of cash flow projected to be generated by the asset. Projected cash flow is discounted at a required rate of return that reflects the relative risk of achieving the cash flow and the time value of money. The cost approach, which estimates value by determining the current cost of replacing an asset with another of equivalent economic utility, was used, as appropriate, for plant, property and equipment. The cost to replace a given asset reflects the estimated reproduction or replacement cost for the property, less an allowance for loss in value due to depreciation.

The following table summarizes the consideration to AOL’s shareholders and the identification of the assets acquired, including cash acquired of $0.5 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of AOL’s noncontrolling interests:

(dollars in millions)	As of June 23, 2015
Cash payment to AOL’s equity holders	$3,764
Estimated liabilities to be paid	377

Total consideration	$4,141

Assets acquired:
Goodwill	$1,903
Intangible assets subject to amortization	2,504
Other	1,551

Total assets acquired	5,958

Liabilities assumed:
Total liabilities assumed	1,816

Net assets acquired:	4,142
Noncontrolling interest	(1)

Total consideration	$4,141

Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the fair value of the net assets acquired. The goodwill recorded as a result of the AOL transaction represents future economic benefits we expect to achieve as a result of combining the operations of AOL and Verizon as well as assets acquired that could not be individually identified and separately recognized. The preliminary goodwill related to this acquisition is included within Corporate and other (see Note 3 for additional details).

Pro Forma Information

If the acquisition of AOL had been completed as of January 1, 2014, our results of operations, including Operating revenues and Net income attributable to Verizon, would not have been materially different from our previously reported results of operations.

Real Estate Transaction

On May 19, 2015, Verizon consummated a sale-leaseback transaction with a financial services firm for the buildings and real estate at our Basking Ridge, New Jersey location. We received total gross proceeds of $0.7 billion resulting in a deferred gain of $0.4 billion, which will be amortized over the initial leaseback term of twenty years. The leaseback of the buildings and real estate is accounted for as an operating lease. The proceeds received as a result of this transaction have been classified within Cash flows used in investing activities on our consolidated statement of cash flows for the year ended December 31, 2015.

Other

On September 3, 2015, AOL announced an agreement to acquire an advertising technology business for cash consideration that was not significant. The transaction was completed in October 2015.

On October 7, 2014, Redbox Instant by Verizon, a venture between Verizon and Redbox Automated Retail, LLC (Redbox), a wholly-owned subsidiary of Outerwall Inc., ceased providing service to its customers. In accordance with an agreement between the parties, Redbox withdrew from the venture on October 20, 2014 and Verizon wound down and dissolved the venture during the fourth quarter of 2014. As a result of the termination of the venture, we recorded a pre-tax loss of $0.1 billion in the fourth quarter of 2014.

During February 2014, Verizon acquired a business dedicated to the development of Internet Protocol (IP) television for cash consideration that was not significant.

During the fourth quarter of 2013, Verizon acquired an industry leader in content delivery networks for $0.4 billion. Upon closing, we recorded $0.3 billion of goodwill. Additionally, we acquired a technology company for cash consideration that was not significant. The consolidated financial statements include the results of the operations of each of these acquisitions from the date each acquisition closed.

On February 20, 2016, Verizon entered into a purchase agreement to acquire XO Holdings’ wireline business which owns and operates one of the largest fiber-based IP and Ethernet networks outside of Verizon’s footprint for approximately $1.8 billion, subject to adjustment. The transaction is subject to customary regulatory approvals and is expected to close in the first half of 2017. Separately, Verizon entered into an agreement to lease certain wireless spectrum from XO Holdings and has an option to buy XO Holdings’ entity that owns its wireless spectrum exercisable under certain circumstances.